UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                    April 23, 2014

OCEANEERING INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10945 (Commission File Number)	95-2628227 (IRS Employer Identification No.)

11911 FM 529 Houston, TX (Address of principal executive offices)	77041 (Zip Code)

Registrant's telephone number, including area code: (713) 329-4500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On April 23, 2014, we issued a press release announcing our earnings for the first quarter ended March 31, 2014. A copy of that press release is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 8.01    Other Events.

On April 23, 2014, we also announced that our Board of Directors declared a quarterly dividend of $0.27 per common share. The dividend will be payable on June 20, 2014 to shareholders of record at the close of business on May 30, 2014. A copy of that press release is furnished as Exhibit 99.2 to this report and is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

The following are being furnished as exhibits to this report.

Exhibit 99.1	Press Release of Oceaneering International, Inc., dated April 23, 2014 regarding Item 2.02
Exhibit 99.2	Press Release of Oceaneering International, Inc., dated April 23, 2014 regarding Item 8.01

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANEERING INTERNATIONAL, INC.

Date:	April 23, 2014	By:	/S/ ROBERT P. MINGOIA
Robert P. Mingoia
Vice President and Treasurer

Exhibit Index

Exhibit No.	Description

Exhibit 99.1	Press Release of Oceaneering International, Inc., dated April 23, 2014 regarding Item 2.02
Exhibit 99.2	Press Release of Oceaneering International, Inc., dated April 23, 2014 regarding Item 8.01